SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12 (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           WIN-GATE EQUITY GROUP, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                Florida                                         65-0669842
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  (State of incorporation or organization)                  (I.R.S. employer
                                                            identification no.)

  8700 N.W. 47th Drive Coral Springs , Florida                      33067
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   (Address of principal executive offices)                       (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                     Name of each exchange on which
      to be so registered                     each class is to be registered
      -------------------                     ------------------------------

___________________________________        _____________________________________


___________________________________        _____________________________________


___________________________________        _____________________________________


___________________________________        _____________________________________


Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, par value $.001
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                                (Title of Class)

                    Redeemable Common Stock Purchase Warrants
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                                (Title of Class)


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                                (Title of Class)

ITEM 1.     Description of Registrant's Securities to be Registered.
-------     --------------------------------------------------------

            The information called for by this Item 1 is incorporated herein by reference from the Registrant's Registration Statement on Form SB-2 (File No. 333-5188-A) as filed with the Commission on July 3, 1996, and effective on October 10, 1997.

ITEM 2.     Exhibits.
-------     ---------

    1.      (a)   Specimen of certificate evidencing Registrant's Common Stock, par value $.001.  *

            (b)   Specimen of certificate evidencing Registrant's Warrants.  *

    2.      (a)   Articles of Incorporation of the Registrant. *

            (b)   By-Laws of the Registrant. *




















__________________

      * Filed as an exhibit to the Registrant's Registration Statement on Form SB-2 (File No. 333-5188A) filed with the Commission on July 3, 1996, and effective on October 10, 1997.

                                    SIGNATURE
                                    ---------


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        WIN-GATE EQUITY GROUP, INC.
                                            (Registrant)


Date: October 14, 1997                  By:  /s/ Debra Janssen
     -------------------------------   -----------------------------------------
                                                Debra Janssen